UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2009

Oilsands Quest Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800, 326— 11th Avenue SW Calgary, Alberta, Canada	T2R 0C5

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On December 23, 2009, Oilsands Quest Inc. (the “Company”) issued a press release announcing the closing of its previously-announced non-brokered private placement.  The offering was upsized from the previously announced 8.57 million shares at $1.05 per share to 9.71 million shares at the same price per share for gross proceeds of US$10.2 million to the Company.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)                 Exhibits.

99.1                      Press Release dated December 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2009

Oilsands Quest Inc.
(Registrant)

/s/ Garth Wong
Name:  Garth Wong
Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.         Description

99.1                      Press Release dated December 23, 2009